SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2002

IntraBiotics Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29993	94-3200380
(Commission File No.)	(IRS Employer Identification No.)

1245 Terra Bella Avenue

Mountain View, California  94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 526-6800

______________________________

Item 5.  Other Events

On May 3, 2002, IntraBiotics Pharmaceuticals, Inc. (the “Company”) announced top-line results of its 545-patient Phase III clinical trial of lead product, iseganan hydrochloride (HCl) oral solution, to treat patients undergoing radiotherapy to prevent or reduce ulcerative oral mucositis (UOM), a debilitating side effect of cancer therapy.  The trial showed no difference between iseganan and placebo in the primary or secondary end-points.  The group of patients who received iseganan and the group of patients who received placebo did better than the group of patients who received only standard of care. The Company is still in the process of fully analyzing and evaluating these data and full results will be presented during an oral presentation on May 21st at the 38th Annual Meeting of the American Society for Clinical Oncology.  The press release announcing the clinical trial results is filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

99.1	Press Release, dated May 3, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTRABIOTICS PHARMACEUTICALS, INC.

Dated: May 3, 2002	By:	/s/ Ernest Mario
Ernest Mario
Chairman of the Board and Chief
Executive Officer

INDEX TO EXHIBITS

99.1	Press Release, dated May 3, 2002